UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     January 6, 2011

     WARRINGTON FUND L.P.
(Exact name of registrant as specified in its charter)

New York	000-52603	20-3845577
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

c/o Ceres Managed Futures LLC
522 Fifth Avenue - 14th Floor
New York, New York 10036
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:                                                                                      (212) 296-1999

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On January 6, 2011, Warrington Fund L.P. (the “Registrant”) entered into a selling agreement (the “Selling Agreement”) by and among the Registrant, Ceres Managed Futures LLC, the general partner of the Registrant (the “General Partner”), Citigroup Global Markets Inc. (“CGM”) and Robert W. Baird & Co. Incorporated (“Baird”).

Pursuant to the Selling Agreement, Baird has been appointed as a non-exclusive agent of the Registrant for the purpose of selling units of limited partnership interest in the Registrant (the “Units”) to qualified investors.

On January 6, 2011, the Registrant entered into a services agreement (the “Services Agreement” and together with the “Selling Agreement,” the “Agreements”) by and among the Registrant, the General Partner, CGM and Baird.

Pursuant to the Services Agreement, Baird has agreed to provide certain limited services to certain owners of Units who had acquired their Units through CGM or its affiliate(s) and who are currently customers of Baird.

Each Agreement is effective as of January 6, 2011.  A party to the Selling Agreement may terminate the Selling Agreement without cause by written notice to the other parties on not less than sixty (60) days notice, or, at any time under certain circumstances as provided in the Selling Agreement.  The Registrant or Baird may terminate the Services Agreement by giving written notice to the other party, or immediately in the event of a material breach of the Services Agreement by the other.

No additional fees or commissions will be charged to the Registrant as a result of the Agreements.  Rather, Baird shall receive a portion of the brokerage fees payable to CGM pursuant to a customer agreement between CGM and the Registrant.  Baird shall use a portion of such brokerage fees to compensate their respective financial advisors, who sell Units pursuant to the Selling Agreement or provide services to holders of Units pursuant to the Services Agreement, provided that such financial advisors are registered with the Commodity Futures Trading Commission and the National Futures Association as associated persons of Baird.

A copy of each of the Selling Agreement and the Services Agreement is attached hereto as Exhibit 10.11 and 10.12, respectively, and incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.11	Selling Agreement dated January 6, 2011 by and among the Registrant, the General Partner, CGM and Baird.
10.12	Services Agreement dated January 6, 2011 by and among the Registrant, the General Partner, CGM and Baird.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WARRINGTON FUND L.P.

By: Ceres Managed Futures LLC, General Partner

By:  /s/ Walter Davis
             Walter Davis
             President and Director

By:  /s/ Jennifer Magro
                                                                                                            Jennifer Magro
                                                                                                            Chief Financial Officer and Director

Date:  January 7, 2011